                               AMENDMENT NO. 9 TO
                           LOAN AND SECURITY AGREEMENT


          AMENDMENT NO. 9, dated as of May 10, 1995 (this "AMENDMENT") to that certain Loan and Security Agreement dated as of March 5, 1993, as amended by Amendment Nos. 1, 2, 3, 4, 5, 6, 7 and 8 (collectively, the "LOAN AGREEMENT") among THE PENN TRAFFIC COMPANY ("Penn Traffic"), DAIRY DELL, BIG M SUPERMARKETS, INC. and PENNY CURTISS BAKING COMPANY, INC. (individually, each a "BORROWER" and collectively, the "BORROWERS"), the Lenders listed therein (collectively, the "LENDERS") and NATWEST USA CREDIT CORP., as Agent for the Lenders (in such capacity, the "AGENT"), is made by, between and among the Borrowers, the Agent, and the Lenders. Capitalized terms used herein, except as otherwise defined herein, shall have the meanings given to such terms in the Loan Agreement.

          WHEREAS, the Borrowers have requested that the Agent and the Lenders:
(1) increase the Maximum Revolving Credit Line; (2) change the advance rate with respect to advances against Inventory and (3) make certain other amendments to the Loan Agreement.

          WHEREAS, the Borrowers, the Agent and the Lenders have agreed to amend the Loan Agreement pursuant to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth, the parties hereto agree as follows:

          1. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as of the effective date hereof as follows:

          (a) The definition of "BORROWING CAPACITY" in Section 1 of the Loan Agreement is hereby amended by deleting the words "sixty percent (60%)" and by substituting, in lieu thereof, the words "sixty-five percent (65%)."

          (b) The definition of "MAXIMUM REVOLVING CREDIT LINE" in Section 1 of the Loan Agreement is hereby amended to read as follows:

          "MAXIMUM REVOLVING CREDIT LINE: means $250,000,000, or the lesser amount to which the Borrowers have reduced the Maximum Revolving Credit Line in accordance with Section 2.2(b)."

          (c) The definition of "PENN TRAFFIC SUBORDINATED NOTES" in Section 1 of the Loan Agreement is hereby amended to read as follows:

          "Penn Traffic Subordinated Notes" means the 9-5/8% Senior Subordinated Notes of Penn Traffic due 2005 issued in connection with the Merger."

          (d) The definition of "SENIOR NOTES" in Section 1 of the Loan Agreement is hereby amended to read as follows:

          "Senior Notes" means, collectively, the 11-1/2% Senior Notes of Penn Traffic due 2001, the 10-1/4% Senior Notes of Penn Traffic due 2002, the 8-5/8% Senior Notes of Penn Traffic due 2003, the 10-3/8% Senior Notes of Penn Traffic due 2004, and the 10.65% Senior Notes of Penn Traffic due 2004."

          (e) The definition of "SUBORDINATED NOTES" in Section 1 of the Loan Agreement is hereby amended to read as follows:

          "Subordinated Notes' means the Penn Traffic Subordinated Notes."

          (f) The definition of "TOTAL FACILITY" contained in Section 2.1 shall be amended as follows: The first sentence of Section 2.1 is amended by replacing the amount "$225,000,000" appearing in the first sentence thereof with the amount "$250,000,000."

          (g) Section 8.2(f) shall be amended by deleting the words "Prior to the beginning of each Fiscal Year," and by substituting, in lieu thereof, the words "Within thirty (30) days after the beginning of each Fiscal Year,"

          (h) Section 13.11 shall be amended by deleting the reference to "Anderson Kill Olick & Oshinsky, P.C., 666 Third Avenue, New York, New York 10017, Attention: Melvin S. Slade, Esq." and by substituting, in lieu thereof:

          "Kaye, Scholer, Fierman, Hays & Handler
          425 Park Avenue
          New York, New York  10022
          Attention:  Albert M. Fenster, Esq."

          (i) The Commitments of the Lenders shall reflect the amounts and percentages set forth on Schedule A to this Amendment.

     2. INCREASED LINE FEE. In the event that Section 1(ii) becomes effective the Borrowers jointly and severally agree to pay an Increased Line Fee to the New Lender (as defined in Section 6(i) of this Amendment) in such amount as the Borrowers and the New Lender shall agree.

     3. REPRESENTATIONS AND WARRANTIES. As an inducement to the Agent and the Lenders to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders as follows:

          (1) It has the power and authority to enter into this Amendment and has taken all corporate action required to authorize its execution, delivery, and performance of this Amendment. This Amendment has been duly executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms. The execution, delivery, and performance of this Amendment will not violate its certificate of incorporation or by-laws or any agreement or legal requirements binding upon it.

          (2) As of the date hereof and after giving effect to the terms of this Amendment: (i) the Loan Agreement is in full force and effect and constitutes a binding obligation of the Borrowers, enforceable against the Borrowers and owing in accordance with its terms; (ii) the Obligations are due and owing by the Borrowers in accordance with their terms; and (iii) Borrowers have no defense to or setoff, counterclaim, or claim against payment of the Obligations and enforcement of the Loan Documents based upon a fact or circumstance existing or occurring on or prior to the date hereof.

          (3) The Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes.

     4. NO IMPLIED AMENDMENTS. Except as expressly provided herein, the Loan Agreement and the other Loan Documents are not amended or otherwise affected in any way by this Amendment.

     5. ENTIRE AGREEMENT; MODIFICATIONS; BINDING EFFECT. This Amendment constitutes the entire agreement of the parties with respect to its subject matter and supersedes all prior oral or written understandings about such matter. Each of the Borrowers confirms that, in entering into this Amendment, it did not rely upon any agreement, representation, or warranty by the Agent or any Lender except those expressly set forth herein. No modification, rescission, waiver, release, or amendment of any provision of this Amendment may be made except by a written agreement signed by the parties hereto. The provisions of this Amendment are binding upon and inure to the benefit of the representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein or obligation hereunder may be assigned by any Borrower without the prior written consent of the Required Lenders.

     6. EFFECTIVE DATE. This Agreement shall become effective upon compliance with the conditions set forth immediately below:

          (a) The Agent has been able to obtain commitments in writing from one or more Lenders or New Lenders (collectively, the "New Lender"), aggregating $25,000,000 (provided that the minimum commitment of each New Lender shall be no less than $10,000,000) and such New Lender shall agree to be bound as a Lender under the Loan Agreement pursuant to an agreement (the "New Lender Agreement") substantially in the form of Exhibit A attached hereto.

          (b) No Event or Event of Default shall have occurred and there shall have been no material adverse change in the business or financial condition of any of the Borrowers.

          (c) The Borrowers shall deliver to the Agent for the benefit of the Lenders an opinion of Borrowers' counsel in form and substance satisfactory to the Agent and its counsel (which opinion shall cover such matters as the Agent may reasonably request, including a statement that the Obligations under the Loan Agreement as amended by this Amendment constitute "Senior Indebtedness" as defined under the indentures relating to the Senior Notes and to the Subordinated Notes).

          (d) The Borrowers shall deliver to the Agent a certificate of the Borrowers' Chief Executive or Chief Operating Officer with respect to Section (ii) above and such other instruments and documents as the Agent or any Lender shall reasonably request.

          (e) The execution and delivery of (i) replacement Revolving Credit Notes in the form of Exhibit C to the Loan Agreement in substitution for the existing Revolving Credit Notes of the Lenders and reflecting the Commitments of each Lender as set forth on Schedule A to this Amendment;
     (ii) additional Revolving Credit Notes in the form of Exhibit C to the Loan Agreement to the committing New Lender in the amount of $25,000,000 and
     (iii) replacement Revolving Credit Notes from Dairy Dell in favor of each of the Lenders (including the New Lender), such replacement Revolving Credit Notes aggregating $500,000.

          (f) The Agent shall have received an original counterpart of this Amendment, duly executed and delivered by the Borrowers and all of the Lenders.

          (g) The Borrowers and the New Lender shall have agreed to an Increased Line Fee as proposed in Section 2 of this Amendment.

     7. COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by each party in separate counterparts, each of which is an original, but all of which shall together constitute one and the same agreement.

     8. GOVERNING LAW. This Amendment is deemed to have been made in the State of New York and is governed by and interpreted in accordance with the laws of such state, provided that no doctrine of choice of law (except as may be applicable under the UCC with respect to the Security Interest) shall be used to apply the laws of any other state or jurisdiction.

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.


                                        BORROWERS:

                                        THE PENN TRAFFIC COMPANY


                                        By:/s/
                                           -----------------------
                                           Title:


                                        DAIRY DELL



                                        By:/s/
                                           -----------------------
                                           Title:


                                        BIG M SUPERMARKETS, INC.



                                        By:/s/
                                           -----------------------
                                           Title:


                                        PENNY CURTISS BAKING
                                          COMPANY, INC.


                                        By:/s/
                                           -----------------------
                                           Title:

                                              LENDERS:

            Commitment:  $35,000,000          NATWEST USA CREDIT CORP.
           Pro-Rata Share:  14%
           Lending Office:
               175 Water Street
               New York, New York  10038      By:/s/
                                                 -----------------------
                                                 Title:



           Commitment:  $20,000,000           NATIONAL BANK OF CANADA
           Pro-Rata Share:  8%
           Lending Office:
               Main Place Tower
               Suite 2540
               350 Main Street
               Buffalo, New York  14202       By:/s/
                                                 -----------------------
                                                 Title:



           Commitment:  $20,000,000           FUJI BANK, LTD.
           Pro-Rata Share:  8%
           Lending Office:
               Two World Trade Center
               79th Fl.
               New York, New York  10048      By:/s/
                                                 -----------------------
                                                 Title:



           Commitment:  $30,000,000           SANWA    BUSINESS   CREDIT
           Pro-Rata Share:  12%               CORPORATION
           Lending Office:
               One South Wacker Drive
               Suite 2800
               Chicago, IL  60606             By:/s/
                                                 -----------------------
                                                 Title:



           Commitment:  $30,000,000           BANKAMERICA
           Pro-Rata Share:  12%                 BUSINESS CREDIT, INC.
           Lending Office:
               40 East 52nd Street
               Second Fl.
               New York, New York  10022      By:/s/
                                                 -----------------------
                                                 Title:

           Commitment:  $25,000,000           HELLER FINANCIAL, INC.
           Pro-Rata Share:  10%
           Lending Office:
               101 Park Avenue, 12th Fl.
               New York, New York  10178      By:/s/
                                                 -----------------------
                                                 Title:


           Commitment:  $10,000,000           IBJ SCHRODER
           Pro-Rata Share:  4%                BANK & TRUST COMPANY
           Lending Office:
               One State Street
               9th Fl.
               New York, New York  10004      By:/s/
                                                 -----------------------
                                                 Title:


           Commitment:  $10,000,000           MIDLANTIC BANK N.A. (formerly
           Pro-Rata Share:  4%                known  as  Midlantic  National
           Lending Office:                    Bank)
               499 Thornalle Street
               9th Fl.
               Edison, New Jersey  08837      By:/s/
                                                 -----------------------
                                                 Title:


           Commitment:  $30,000,000           MITSUBISHI TRUST AND
           Pro-Rata Share:  12%                 BANKING CORPORATION
           Lending Office:
               520 Madison Avenue
               25th Fl.
               New York, NY  10022            By:/s/
                                                 -----------------------
                                                 Title:



           Commitment:  $15,000,000           INDUSTRIAL   BANK  OF   JAPAN,
           Pro-Rata Share:  6%                LIMITED, New York Branch
           Lending Office:
               One State Street
               9th Fl.
               New York, New York 10004       By:/s/
                                                 -----------------------
                                                 Title:

                                              AGENT

                                              NATWEST USA CREDIT CORP.,
                                                As Agent


                                              By:/s/
                                                 -----------------------
                                                 Title: